Filed Pursuant to Rule 497(a)
File No. 333-218040
Rule 482 AD

NEW MOUNTAIN FINANCE CORPORATION
$50,000,000
5.75% Notes Due 2023

Pricing Term Sheet
September 20, 2018

The following sets forth the final terms of the 5.75% Notes due 2023 (the “Notes”) and should only be read together with the preliminary prospectus supplement dated September 20, 2018, together with the accompanying prospectus dated July 13, 2018, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer:	New Mountain Finance Corporation (the “Company”)

Title of the Securities:	5.75% Notes due 2023 (the “Notes”)

Egan-Jones Rating:*	BBB+

Initial Aggregate Principal Amount Being Offered:	$50,000,000

Over-Allotment Option:	$7,500,000 aggregate principal amount of Notes within 30 days of the date hereof solely to cover over-allotments, if any.

Initial Public Offering Price:	$25.00 per Note (Par)

Principal Payable at Maturity:
100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the trustee, paying agent, and security registrar for the Notes or at such other office as the Company may designate.

Type of Note:	Fixed rate note

Listing:	The Company intends to list the Notes on the New York Stock Exchange within 30 days of the original issue date under the trading symbol “NMFX”.

Stated Maturity Date:	October 1, 2023

Interest Rate:	5.75% per year

Underwriting Discount:	$0.6475 per Note (assuming the over-allotment option is not exercised)

Net Proceeds to the Issuer, before Expenses:	$24.3525 per Note (assuming the over-allotment option is not exercised)

Day Count Basis:	360-day year of twelve 30-day months

Trade Date:	September 20, 2018

Settlement Date:**	September 25, 2018 (T+3)

Date Interest Starts Accruing:	September 25, 2018

Interest Payment Dates:
Each January 1, April 1, July 1 and October 1, commencing January 1, 2019. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest Periods:
The initial interest period will be the period from and including September 25, 2018, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Specified Currency:	U.S. Dollars

Denominations:	The Company will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.

Business Day:
Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York or another place of payment are authorized or obligated by law or executive order to close.

Optional Redemption:
The Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after October 1, 2020, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to the date fixed for redemption.

CUSIP / ISIN:	647551 209/US6475512090

Use of Proceeds:
The Company intends to use the net proceeds from the offering to repay outstanding indebtedness under its credit facilities. However, through re-borrowing under such credit facilities, the Company also intends to use the amount of net proceeds from this offering to make new investments in accordance with its investment objective and strategies and use available capital for other general corporate purposes, including working capital requirements.

Sole Book-Running Manager:	Keefe, Bruyette & Woods, Inc.

Co-Lead Managers:	Janney Montgomery Scott LLC, BB&T Capital Markets, a division of BB&T Securities, LLC, William Blair & Company, L.L.C., Ladenburg Thalmann & Co. Inc. and Oppenheimer & Co. Inc.

Co-Manager:	Wedbush Securities Inc.

Trustee, Paying Agent, and Security Registrar:	U.S. Bank National Association

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

** Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing or the next two succeeding business days will be required, by virtue of the fact that the Notes initially will settle T+3, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes on the date of pricing or the next two succeeding business days should consult their own advisor.

This pricing term sheet, the Preliminary Prospectus and the pricing press release are not offers to sell or the solicitation of offers to buy, nor will there be any sale of the Notes referred to in this press release, in any jurisdiction where such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the U.S. Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related preliminary prospectus supplement, copies of which may be obtained, when available, from Keefe, Bruyette & Woods, Inc., Attention: Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019; or by calling Keefe, Bruyette & Woods, Inc., toll-free at (800) 966-1559; or by e-mailing Keefe, Bruyette & Woods, Inc. at uscapitalmarkets@kbw.com. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement and accompanying prospectus contain this and other information about the Company and should be read carefully before investing.